SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 29, 2004
(Date of earliest event reported)

BEI Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22799	94-3274498

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Post Street, Suite 2500, San Francisco, California	94104

(Address of principal executive offices)	(Zip Code)

(415) 956-4477

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1

Item 9.	Regulation FD Disclosure.

     On January 29, 2004, BEI Technologies, Inc. issued a press release announcing its results of operations and financial condition for the three months (“first quarter”) ended January 3, 2004. A copy of the press release is being furnished pursuant to Item 12: “Results of Operations and Financial Condition” and is attached as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2004

BEI Technologies, Inc.

By:	/s/	Robert R. Corr

Robert R. Corr
Controller, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of BEI Technologies, Inc., dated January 29, 2004, announcing the Company’s results for the first quarter ended January 3, 2004.